UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 17, 2007

KIMBALL HILL, INC.

(Exact name of registrant as specified in its charter)

Illinois	333-133278	36-2177380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5999 New Wilke Road, Suite 504
Rolling Meadows, Illinois 60008

(Address of principal executive offices, including zip code)

(847) 364-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On October 17, 2007, Kimball Hill, Inc. issued a press release announcing its preliminary results for the fourth quarter and year ended September 30, 2007.  A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibit No.	Document

	99.1	Press Release dated October 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL HILL, INC.

Date: October 17, 2007	/s/ EDWARD J. MADELL
	By:	Edward J. Madell
	Its:	Senior Vice President and Chief Financial Officer